UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 4, 2021

NEOGENOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12701 Commonwealth Drive,	Suite 9,	Fort Myers,	Florida	33913
(Address of principal executive offices)				(Zip Code)
(239) 768-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock ($0.001 par value)	NEO	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
NeoGenomics, Inc. (the “Company”) has appointed Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”) as its transfer agent, effective June 4, 2021. All of the Company’s shareholder records were transferred from Standard Registrar and Transfer Company to Broadridge.

Broadridge may be contacted via telephone at (888) 789-8606 or (303) 562-9275 or at the following addresses:

Regular Mail	Overnight Mail

Broadridge Shareholder Services	Broadridge Shareholder Services
c/o Broadridge Corporate Issuer Solutions	c/o Broadridge Corporate Issuer Solutions
PO Box 1342	1155 Long Island Avenue
Brentwood, NY 11717-0718	Edgewood, NY 11717-8309
Attn: IWS

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

By:	/s/ Kathryn B. McKenzie
Kathryn B. McKenzie
Chief Financial Officer
June 8, 2021